BlackRock ETF Trust

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 5, 2022

to the Summary Prospectus and Prospectus of each Fund, as supplemented to date

Effective August 10, 2022, the following changes are made to the Summary Prospectus and Prospectus of each Fund:

The section of the Summary Prospectus and the Prospectus entitled “Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Jonathan Adams and Suzanne Ly, CFA, FRM (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Dr. Adams has been a Portfolio Manager of the Fund since March 2021 and Ms. Ly has been a Portfolio Manager of the Fund since August 2022.

The section of the Prospectus entitled “More Information About the Funds—Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Jonathan Adams and Suzanne Ly, CFA, FRM are jointly and primarily responsible for the day-to-day management of the Funds.

Jonathan Adams has been with BlackRock since 2011. Dr. Adams has been employed by BFA or its affiliates as a portfolio manager since 2013 and has been a Portfolio Manager of each Fund since March 2021.

Suzanne Ly, CFA, FRM has been with BlackRock since 2019. Ms. Ly has been employed by BFA or its affiliates as a portfolio manager since 2019 and has been a Portfolio Manager of each Fund since August 2022.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in each Fund.

The first two sentences of the section of the Prospectus entitled “More Information About the Funds—Management—Prior Performance of BlackRock” are deleted in their entirety and replaced with the following:

Jonathan Adams and Suzanne Ly, CFA, FRM are jointly and primarily responsible for the day-to-day management of World ex U.S. CTR’s portfolio. Dr. Adams and Ms. Ly are members of the portfolio management team that is responsible for managing two separately managed accounts (the “SMAs”) with investment objectives, policies and strategies substantially similar in all material respects to those of World ex U.S. CTR, except as noted below.

Shareholders should retain this Supplement for future reference.